UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2011

NOVELLUS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-17157	77-0024666
(Commission File Number)	(I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 943-9700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Novellus Systems, Inc. (the “Company”), held on May 10, 2011, the Company’s shareholders approved the Novellus Systems, Inc. 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”), which, among other things, provides for the issuance of up to an aggregate of 9,796,984 shares of the Company’s common stock to employees, directors and consultants of the Company.

The foregoing description of the 2011 Stock Incentive Plan is only a summary and is qualified in its entirety by the full text of the 2011 Stock Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were voted on by the Company’s shareholders, as set forth below:

Proposal 1. Election of Directors.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard S. Hill	63,606,369	9,065,339	7,618,714
Neil R. Bonke	71,672,997	998,711	7,618,714
Youssef A. El-Mansy	70,712,077	1,959,631	7,618,714
Glen G. Possley	71,799,832	871,876	7,618,714
Ann D. Rhoads	72,073,167	598,541	7,618,714
Krishna Saraswat	72,367,349	304,359	7,618,714
William R. Spivey	67,679,983	4,991,725	7,618,714
Delbert A. Whitaker	71,713,083	958,625	7,618,714

Each of the director nominees were elected to serve as a director until the 2012 annual meeting of shareholders and until their respective successors are elected and qualified.

Proposal 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstain
69,630,833	10,506,557	153,032

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified.

Proposal 3. Approval of the Novellus Systems, Inc. 2011 Stock Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
51,936,391	18,356,088	2,379,229	7,618,714

The 2011 Stock Incentive Plan was approved.

Proposal 4. An Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
54,235,544	16,349,979	2,086,185	7,618,714

The Company’s executive compensation was approved on an advisory basis.

Proposal 5. An Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
50,623,586	277,319	21,616,231	154,572	7,618,714

The option of holding the advisory vote on executive compensation every year was approved on an advisory basis by a majority of the votes cast on the proposal.

Consistent with the stated preference of a majority of the Company’s shareholders, the Board of Directors determined that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our annual meeting of shareholders in 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Novellus Systems, Inc. 2011 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.

By:	/s/ Andrew Gottlieb
Andrew Gottlieb Vice President and General Counsel

Date: May 13, 2011

EXHIBIT INDEX

Exhibit	Description

10.1	Novellus Systems, Inc. 2011 Stock Incentive Plan.